Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

DEED OF ASSIGNMENT AND AMENDMENT

THIS DEED OF ASSIGNMENT AND AMENDMENT (this “Deed”) is made as of this 21 April 2020 (the “Deed Effective Date”) by and among:

(1)	Pfenex Inc. (“Pfenex”), a Delaware corporation;

(2)	China NT Pharma Group Company Limited (“NT Pharma”), a company incorporated in Cayman Islands;

(3)	NT Pharma International Company Limited (“NT International”), a company incorporated in Hong Kong; and

(4)

Beijing Kangchen Biological Technology Co., Ltd. (“Kangchen”), a company incorporated in the People’s Republic of China (the “PRC”, solely for the purpose of this Deed, excluding Hong Kong, Macau and Taiwan),

(Pfenex, NT Pharma, NT International and Kangchen, each is referred to herein below by name or as a “Party” and collectively the “Parties”).

WHEREAS:

(A)	Pfenex and NT Pharma have entered into the Development and License Agreement dated April 18, 2018 (the “License Agreement”).

(B)	Kangchen is currently a wholly owned subsidiary of Beijing Konruns Pharmaceutical Co., Ltd (“Konruns”).

(C)

NT Pharma (Overseas) Holding Co., Ltd. (“NT Holding”, a wholly owned BVI subsidiary of NT Pharma) intends to transfer 100% of the issued and outstanding share capital of NT International to Kangchen, following which NT Pharma Pacific Company Ltd. (an affiliate of NT Pharma) will subscribe to the additional equity interest issued by Kangchen, representing 40% of its registered capital, thus converting Kangchen into a joint venture (the “Proposed Transaction”). The Proposed Transaction will be memorialized in an asset purchase agreement (“APA”) and certain other agreements to be entered into by NT Pharma, Kangchen, Konruns, NT International and other relevant parties (collectively, once executed, the “Transaction Documents”), such that NT Pharma Pacific Company Ltd. will hold 40% of the registered stock of Kangchen and Konruns will hold the remaining 60%.

(D)

Contingent upon and coincident with the execution of the APA by all parties thereto, NT Pharma hereby transfers to Kangchen any and all of its interest, rights and obligations under the License Agreement (the “Assignment”) with the execution of this Deed.

(E)

Contingent upon and coincident with the execution of the APA by all parties thereto, Kangchen will appoint NT International as the submission agent for filings related to the Product in each of Hong Kong, Malaysia, Singapore and Thailand, and NT International will accept the appointment, to all necessary activities necessary to file for and register the MAA and obtain

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

and maintain the Regulatory Approval for the Product in each such country.

IT IS AGREED as follows:

1.	Defined term

In this Deed, unless otherwise specified herein, capitalized terms used in this Deed but not otherwise defined herein shall have the meanings ascribed to them in the License Agreement.

2.	Assignment

Contingent upon and coincident with NT Pharma, NT International and Kangchen notifying Pfenex of the execution of APA by all parties thereto and provided that the APA is signed on the date no later than April 24, 2020 (the “Signing Date”), (a) Pfenex hereby irrevocably and unconditionally gives its consent to the Assignment pursuant to Article 12.7 of the License Agreement to Kangchen and (b) Kangchen hereby irrevocably and unconditionally accepts such Assignment.  Accordingly, the Assignment shall take effect upon the Signing Date.  For clarity, if the Signing Date does not occur by April 24, 2020 this Deed shall become null and void ab initio.

3.	Change of control

Pfenex understands and acknowledges that, if the Proposed Transaction is to be proceeded and closed, the sole shareholder of NT International would be changed from NT Holding to Kangchen (the “Change of Control”).  Under such circumstances, Pfenex undertakes to raise no objection to the Change of Control and waive any right or claim (if any) that it may assert against NT International under the License Agreement or the Applicable Law solely as a result of the Change of Control.

4.	PRC and all Territory Regulatory Affairs

(a)

From and after the Signing Date, each of Pfenex and Kangchen (as parties to the License Agreement after the assignment) hereby agree that Kangchen shall perform regulatory matters with respect to the Product in the PRC, according to the License Agreement (as modified in this Deed), including but not limited to:

-IND (Investigational New Drug) submission

-CTA (Clinical Trial Authorization)

-Clinical Trial

-NDA (New Drug Application)

-Application of the Import Drug License (IDL)

All applications and submissions filed by Kangchen shall be submitted to the competent authorities in the PRC, including but not limited to Centre for Drug Evaluation of National Medicine Products Administration of the PRC (“CDE”) and China Food and Drug Administration (now known as the China National Medical Products Administration, “CFDA”).

From and after the Signing Date, Kangchen hereby agrees to conduct such activities in strict

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accord with the License Agreement (as expressly modified in this Deed) including keeping Pfenex timely informed with respect to all such activities.

(b)

Pfenex confirms and undertakes the obligation, from and after the APA Signing Date, to provide to Kangchen (or NT International) any and all necessary assistance for all purposes of facilitating all processes of regulatory affairs within the Territory, including but not limited to issuance of authorization, consent or any other instruments or documents that are required by including but not limited to CDE, CFDA or FDA to Kangchen (or NT International) for the Territory, in each case to the extent required by and in accordance with the License Agreement.

5.	Amended Timeline

(a)

Pfenex and Kangchen agree that, with effect from the Signing Date, the original Timeline (as defined and referred to in the License Agreement) and/or any other agreement or mutual understanding in respect of such Timeline between Pfenex and NT Pharma shall be terminated immediately and cease to have any legal effect. Further effective on the Signing Date, each of Pfenex and NT Pharma shall release and discharge the other party and its directors, officers, affiliates, agents, successors, and assigns (collectively, the “Releasees”) from any and all the claims, liabilities and obligations that arise from or related to any breach or failure to meet the Timeline by the prior Releasees prior to the APA Signing Date.

(b)

Upon the APA Signing Date, Pfenex and Kangchen agree that the new timeline hereby replaces the original Timeline (the “New Timeline”, as detailed in Exhibit A hereto) and that the application for the Regulatory Approval for the Product in each jurisdiction in the Territory shall be officially submitted or processed as follows: (i) by NT International (as Kangchen’s agent) in Hong Kong, Singapore, Thailand and Malaysia no later than [***]; and (ii) by Kangchen in the PRC no later than, [***], provided that Pfenex furnishes to Kangchen (and NT International) (as the case may be) all available technical information and materials required for applications of the Regulatory Approvals in the Territories (to the extent set out in Exhibit B hereto together with such other mutually agreed information (with the Parties acting in good faith), collectively the “Technical Information”) no later than [***].  Upon the APA Signing Date, the New Timeline shall be applied throughout the entire and all sections of License Agreement.

(c)

For the avoidance of any doubts, the official submission or processing of application for Regulatory Approval to any Territory shall mean receipt of a serial number of acceptance or similar document assigned or issued by relevant Regulatory Agency for: (i) MAA application filed by Kangchen, or the communications between Kangchen and the Regulatory Agency in the PRC, in any case, indicating that the application will be subject to substantive review by such Regulatory Agency; or (ii) any MAA application filed by NT International in other jurisdictions of the Territories, in accordance with the New Timeline.

(d)

Kangchen and NT International agree to use Commercially Reasonable Efforts to expedite the application process and aim for obtaining the relevant Regulatory Approvals that they are in charge of within the timeframe stipulated in Exhibit C hereto (the “Timeframes”). For the avoidance of doubt, the Timeframes shall be considered as non-binding estimates only and shall not give rise to any rights of a party to terminate either the License Agreement or this Deed or claim any fees, damages or compensation whatsoever.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6.	Amendments to the License Agreement

From the Signing Date:

(a)

Pfenex and Kangchen agree and acknowledge that any failure to comply with the New Timeline by Kangchen (or NT International) due to: (A) any Force Majeure event arising from and after the Deed Effective Date (including but not limited to a material adverse change in circumstances after the Deed Effective Date from COVID-19 pandemic or any other Force Majeure event outside of  the reasonable control of Kangchen (or NT International) (provided that Kangchen (or NT International) shall promptly resume performance of its obligations after the end of such event)) only for so long as such event is transpiring; or (B) any breach of this Agreement by Pfenex, shall in no event trigger the termination right of Pfenex, or result in Kangchen (or NT International) being liable for the [***] termination fee as provided in the License Agreement.

(b)	Accordingly, the relevant provisions of the License Agreement shall be amended as follows:

Section 3.1(a)(iii) of the License Agreement shall be amended and replaced with the following clause:

“Pfenex will have the right to terminate this Agreement and receive a termination fee in the amount of [***] in accordance with Section 10.2(a)(iii), should Kangchen (or NT International) fail to comply with the New Timeline, unless such failure is (A) due to any circumstance arising from and after the Deed Effective Date (including but not limited to a material adverse change in circumstances after the Deed Effective Date from COVID-19 pandemic or any other Force Majeure event) outside of the reasonable control of Kangchen (or NT International) (provided that Kangchen (or NT International) shall promptly resume performance of its obligations after the end of such Force Majeure event, or (B) due to any breach of this Agreement by Pfenex.”

Section 10.2(a)(iii) of the License Agreement shall be amended and replaced with the following clause:

“upon sixty (60) days' prior written notice to Kangchen if Kangchen (or NT International) shall fail to comply with the New Timeline as set forth in Section 3.1 (a)(i) and fails to cure such breach within such sixty (60) day period, in which case Kangchen shall pay to Pfenex a termination fee in the amount of [***] within five (5) Business Days following the effective date of such termination; provided, however, that such termination right shall not apply if such failure to comply with the New Timeline is (A) due to any circumstance arising from and after the Deed Effective Date (including but not limited to a material adverse change in circumstances after the Deed Effective Date from COVID-19 pandemic or any other Force Majeure event) outside of  the reasonable control of Kangchen (or NT International) (provided that Kangchen (or NT International) shall promptly resume performance of its obligations after the end of such Force Majeure event, or (B) due to any breach of this Agreement by Pfenex.

7.	Duty to notify

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Kangchen agrees to notify Pfenex as soon as practicable, but in any event within ten (10) Business Days upon occurrence of (i) the Signing Date, (ii) the Change of Control, (iii) appointment of NT International as an agent for submission and applications for the Regulatory Approvals in Hong Kong, Malaysia, Singapore and Thailand, (iv) the Transaction Closing Date, and (v) any milestones of the New Timeline as achieved by Kangchen (or NT International) in the course of applications for any and all Regulatory Approvals in each jurisdiction in the Territory.

8.	Further Assurance

The Parties shall execute and deliver all other documents and instruments and do all other things necessary to implement and carry out the terms of this Deed.

9.	Guarantee

(a)

In order to induce Pfenex to enter into this Deed, Konruns being the ultimate parent corporation of Kangchen and, from and after the Transaction Closing Date, NT Pharma being the other ultimate parent corporation of Kangchen (individually and together, the “Parents”) to which the License Agreement is to be assigned, hereby guarantee (jointly and severally) the punctual performance by Kangchen of any and all obligations of Kangchen to Pfenex, arising pursuant to the License Agreement (including all undertakings and obligations therein) (collectively, the “Guaranteed Obligations”).

(b)

Each Parent agrees that the Guaranteed Obligations may be extended, renewed, modified, amended or compromised in any way in accordance with the License Agreement, with or without notice to or the consent of Parents.

(c)

The guarantee provided above shall be an irrevocable, continuing, absolute and unconditional guarantee of performance by Kangchen of the Guaranteed Obligations.  Each Parent hereby expressly waives (i) discharge due to the disability of Kangchen with respect to any Guaranteed Obligations, (ii) any requirement that Pfenex exhaust any right, power or remedy or proceed against Kangchen or any other Person that may be liable for any Guaranteed Obligation and (iii) any requirement that Pfenex file suit or proceed to assert any claim for judgment against Kangchen in respect of any Guaranteed Obligation; however, Pfenex agrees to copy Kangchen on any notice to either Parent seeking to enforce the foregoing guarantee to allow Kangchen to fulfil its obligations.

(d)

Each Parent represents and warrants to Pfenex as follows, upon which Pfenex relies in acceptance of the guarantee provided hereunder: that each (i) is the ultimate parent corporation of Kangchen, and (ii) as such, receives benefit from the License Agreement between Pfenex and Kangchen and sufficient consideration for the guarantee.

10.	Binding effect

The provisions of this Deed will inure to the benefit of and be binding upon the respective successors and permitted assigns of NT Pharma and the Releasees.

11.	Language

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This Deed shall be written and executed in the English language.  Any translation into any other language shall not be an official version hereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

12.	Governing law

This Deed shall be governed by and construed in accordance with the laws of the State of New York, USA without giving effect to any conflicts of law principles.

13.	Dispute resolution

The provisions of Section 12.4 (Internal Dispute Resolution) and Section 12.5 (Arbitration) of the License Agreement shall apply mutatis mutandis to this Deed, provided that references to the “Agreement” therein shall be construed as references to this Deed and references to the “Parties” shall be to the parties to this Deed.

14.	Ratification

Except as expressly modified herein, the License Agreement shall remain in full force and effect.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURE PAGE TO THE DEED OF ASSIGNMENT

IN WITNESS WHEREOF this Deed has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

Signed, sealed and Delivered as a Deed

SEALED with the COMMON SEAL of

Pfenex Inc. and signed by

By/s/ Eef SchimmelpenninkName: Eef SchimmelpenninkTitle:CEO, President and Secretory

SEALED with the COMMON SEAL of

China NT Pharma Group Company Limited
中國泰凌醫藥集團有限公司
and signed by

By/s/ NG TITName: NG TITTitle:Director

Witness Signature:/s/ Cheung Janicekit ChingWitness name: Cheung Janicekit Ching

By/s/ CHIN YUName: CHIN YUTitle:Director

Witness Signature:/s/ Cheung Janicekit ChingWitness name: Cheung Janicekit Ching

SEALED with the COMMON SEAL of

NT Pharma International Company Limited

泰凌醫藥國際有限公司

and signed by

By/s/ NG TITName: NG TITTitle:Director

Witness Signature:/s/ Cheung Janicekit ChingWitness name: Cheung Janicekit Ching

By/s/ CHIN YUName: CHIN YUTitle:Director

Witness Signature:/s/ Cheung Janicekit ChingWitness name: Cheung Janicekit Ching

Beijing Kangchen Biological Technology Co., Ltd.

By/s/ Legal RepresentativeName: Title:Legal Representative

Affix official chop:

Beijing Konruns Pharmaceutical Co., Ltd

(solely for purposes of Section 9 above)

By/s/ Legal RepresentativeName: Title:Legal Representative

Affix official chop:

Exhibit A New Timeline

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COUNTRY	Submission ( Due Date)
PRC	[***]
HONG KONG	[***]
MALAYSIA	[***]
SINGAPORE	[***]
THAILAND	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit B Technical Information

Each of the following with respect to the Product:

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit C Estimated Timeframe for Regulatory Approvals

COUNTRY	Estimated Approval Timeframe*
PRC	[***]
HONG KONG	[***]
MALAYSIA	[***]
SINGAPORE	[***]
THAILAND	[***]

* Does not limit any Party’s obligations with respect to the New Timeline.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.